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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 14, 1997



                              IMC Securities, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                                  333-31197                             59-3284026
-------------------------------          --------------------------------          ------------------------
 (State or Other Jurisdiction                (Commission File Number)                   (I.R.S. Employer
      of Incorporation)                                                                Identification No.)

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
    5901 East Fowler Avenue
         Tampa Florida                                                                   33617-2362
-------------------------------                                                -----------------------------
     (Address of Principal                                                               (Zip Code)
      Executive Offices)
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       Registrant's telephone number, including area code (813) 984-8801
                                                          --------------

                3450 Buschwood Park Drive, Tampa, Florida 33618
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         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

                     In connection with the offering of IMC Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1997-4, described in a Prospectus Supplement to be dated as of August 18, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:


       99.1    Related Computational Materials furnished by
               PaineWebber Incorporated

       99.2    Related Computational Materials furnished by
               Bear, Stearns & Co. Inc.

       99.3    Related Computational Materials furnished by
               Nomura Securities International, Inc.



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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IMC SECURITIES, INC. as
                                                Depositor


                                      By:      /s/ Thomas Middleton
                                         --------------------------------------
                                           Name: Thomas Middleton
                                           Title:  President and Chief Operating
                                                    Officer





Dated:  August 15, 1997





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                                 EXHIBIT INDEX

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EXHIBIT NO.                   DESCRIPTION                                              PAGE NO.

99.1                          Related Computational Materials furnished by
                              PaineWebber Incorporated

99.2                          Related Computational Materials furnished by Bear,
                              Stearns & Co. Inc.

99.3 Related Computational Materials furnished by Nomura Securities International, Inc.

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